Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of January 15, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of January 15, 2004

		Water				Estimated
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Availability	Comments

Gulf of Mexico Jackups
ENSCO 55	F&G 780 Mod II	300	Bois D'Arc	High 20's	Gulf of Mexico	Mar. 04
ENSCO 60	Levingston 111-C	300	Energy Partners	Mid 30's	Gulf of Mexico	Feb. 04
ENSCO 64	MLT 53 MOD	350	Dominion	Mid 40's	Gulf of Mexico	Mar. 04
ENSCO 67	MLT 84 Class	400	Stone Energy	Low 30's	Gulf of Mexico	Mar. 04	Next to shipyard until Dec. 04
ENSCO 68	MLT 84 Class	350	Shipyard		Gulf of Mexico	Sep. 04
ENSCO 69	MLT 84 Class	400	Stone Energy	High 30's	Gulf of Mexico	Feb. 04
ENSCO 74	MLT Enhn. 116-C	400	BP	Mid 50's	Gulf of Mexico	Feb. 04
ENSCO 75	MLT Super 116-C	400	Shell	Low 50's	Gulf of Mexico	Feb. 04
ENSCO 81	MLT 116-C	350	BP	Low 50's	Gulf of Mexico	Apr. 04	Well to well
ENSCO 82	MLT 116-C	350	ChevronTexaco	Low 50's	Gulf of Mexico	Feb. 04
ENSCO 83	MLT 82 SD-C	250	Hunt Oil	Low 30's	Gulf of Mexico	Mar. 04
ENSCO 84	MLT 82 SD-C	250	LLOG	Low 30's	Gulf of Mexico	Feb. 04	Rate to increase to mid 30's late Jan. 04
ENSCO 86	MLT 82 SD-C	250	Unocal	Mid 30's	Gulf of Mexico	Feb. 04
ENSCO 87	MLT 116-C	350	Hunt Petroleum	Low 40's	Gulf of Mexico	Jan. 04
ENSCO 88	MLT 82 SD-C	250	Hunt Petroleum	Low 30's	Gulf of Mexico	Feb. 04
ENSCO 89	MLT 82 SD-C	250	Apache	Low 30's	Gulf of Mexico	Apr. 04
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	Low 30's	Gulf of Mexico	Feb. 04	Plus options
ENSCO 93	MLT 82 SD-C	250	Westport	Low 30's	Gulf of Mexico	Jan. 04
ENSCO 95	Hitachi C-250	250	Hunt Petroleum	Low 30's	Gulf of Mexico	Mar. 04
ENSCO 98	MLT 82 SD-C	250	Stone Energy	Low 30's	Gulf of Mexico	Feb. 04
ENSCO 99	MLT 82 SD-C	250	Walter Oil & Gas	High 20's	Gulf of Mexico	Jan. 04	Next to ExxonMobil until Oct. 04, at market rate, currently in low 30's
ENSCO 105	KFELS MOD V	400	Chevron Texaco	Low 60's	Gulf of Mexico	Feb. 04
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Gulf of Mexico	Mar. 04	Contract ends early Mar. 04
Platform Rigs
ENSCO 23	2000 HP API		Available		Gulf of Mexico	Jan. 04
ENSCO 24	2000 HP API		Available		Gulf of Mexico	Jan. 04
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Apr. 04	Plus options
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Jan. 04
ENSCO 29	3000 HP API		Available		Gulf of Mexico	Jan. 04
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	High 40's	Denmark	Apr. 04	Market rate, plus options
ENSCO 71	Hitachi K1032N	225	DONG	Mid 50's	Denmark	Jun. 04	Plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	Mid 40's	UK	Mar. 04	Market rate, plus options
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 40's	UK	Jul. 04	Market rate, plus options
ENSCO 85	MLT 116-C	225	BHP Billiton	Mid 40's	UK	Mar. 04	Market rate, plus options
ENSCO 92	MLT 116-C	225	Gaz de France	Low 60's	Netherlands	Mar. 04	Rate changes late Jan. 04 to mid 40's, plus options
ENSCO 101	KFELS MOD V	400	DONG	Low 70's	Denmark	Jun. 04	Plus options
Africa
ENSCO 100	MLT-150-88	325	Shell	Low 70's	Nigeria	Mar. 04	Assigned to AGIP, plus options
Asia Pacific
ENSCO 50	F&G 780 Mod II	300	Committed		Singapore	Dec. 04	Mid Feb. 04 to BG India, mid 50's, plus options
ENSCO 51	F&G 780 Mod II	300	Brunei Shell	High 50's	Brunei	Jan. 05	Plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Low 50's	Malaysia	Apr. 04	Plus options
ENSCO 53	F&G 780 Mod II	300	Committed		Singapore	Aug. 04	Mid Mar. 04 to Ras Gas Qatar, mid 50's, plus options
ENSCO 54	F&G 780 Mod II	300	Shipyard		Sharjah	Jan. 05	Mid Feb. 04 to Ras Gas Qatar, low 50's, plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 60's	Australia	Jun. 04	Rate increases Apr. 04 to high 60's
ENSCO 57	F&G 780 Mod II	300	Committed		Singapore	Nov. 04	Mid Mar. 04 to Murphy Malaysia, mid 50's, plus options
ENSCO 94	Hitachi C-250	250	Ras Gas		Sharjah	Sep. 05	Standby rate until mid Jan. 04, low 40's; then to Qatar, low 50's, plus options
ENSCO 96	Hitachi C-250	250	Committed		Qatar	Nov. 04	Feb. 04 to Shell Qatar, high 40's, plus options
ENSCO 97	MLT 82-SD-C	250	Qatar Petroleum	Low 50's	Qatar	Nov. 05	Plus options
ENSCO 102	KFELS MOD V	400	Sarawak Shell	High 70's	Malaysia	Feb. 04	Mid Apr. 04 until Aug. 04 to Origin Australia, high 80's, plus options
ENSCO 104	KFELS MOD V	400	ConocoPhillips	High 90's	Australia	Dec. 04	Plus options

ENSCO I	Barge Rig		TOTAL	Low 40's	Indonesia	Apr. 04	Expect 3 yr. extension until Mar. 07, mid 40's
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	Mid 80's	Trinidad	Sep. 04
ENSCO II	Barge Rig		Shell	Low 40's	Lake Maracaibo	May 04	Assignment from ChevronTexaco
ENSCO III	Barge Rig		Available		Lake Maracaibo	Jan. 04
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Jan. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo